                                                                    Exhibit 23.1


                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1999 included in CECO Environmental Corp.'s Form 10-KSB for the year ended December 31, 1998.




                                                    /s/ Margolis & Company P.C.
                                                    ---------------------------
                                                     Margolis & Company P.C.



Bala Cynwyd, PA
March 24, 2000